SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT - MAY 9, 2003
                        (Date of Earliest Event Reported)


                                 SIX FLAGS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                           Commission File No. 0-9789


                Delaware                                 13-3995059
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        (State of Incorporation)            (I.R.S. Employer Identification No.)


       11501 Northeast Expressway
        Oklahoma City, Oklahoma                             73131
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(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (405) 475-2500

Item 7.    Financial Statements and Exhibits.
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(c) Exhibits.

           99.1      Press Release of Six Flags, Inc., dated May 13, 2003.



Item 9. Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished under Item 12).
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           In accordance with guidance from the Securities and Exchange Commission in Release No. 33-8126, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

           On May 13, 2003, a news release was issued on the subject of first quarter consolidated earnings by Six Flags, Inc. The news release did not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of Six Flags' Quarterly Report on Form 10-Q. A copy of the press release relating to such announcement, dated May 13, 2003, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  SIX FLAGS, INC.

                                  By: /s/  James M. Coughlin
                                      --------------------------------------
                                      Name: James M. Coughlin
                                      Title: Vice President, General Counsel
                                             and Assistant Secretary


Date: May 13, 2003

                                  EXHIBIT INDEX



Exhibit No.               Description
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  99.1                    Press Release, dated May 13, 2003.